SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C.  20549



                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 19, 1994


                     LIBERTY NATIONAL BANCORP, INC.

           (Exact name of registrant as specified in charter)


  Kentucky                         0-9630                61-0955936
(State or other                  (Commission         (IRS Employer
jurisdiction of                   File Number)       Identification
 incorporation)                                            No.)



416 West Jefferson Street, Louisville, Kentucky        40202-3294
(Address of principal executive offices)                (Zip code)



Registrant's telephone number,
             including area code            (502)566-2000




          Former name or former address, if changed since last report: Not Applicable

               INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     Liberty National Bancorp, Inc. ("Liberty") and Aaron Acquisition Corporation ("Aaron"), a wholly owned subsidiary of BANC ONE CORPORATION ("BANC ONE"), have entered into a First Amendment Amending Merger Agreement dated as of May 19, 1994 (the "Amendment"), which was also joined in by BANC ONE. The Amendment amends the Merger Agreement among the parties dated as of November 2, 1993, which provides for the acquisition of Liberty by BANC ONE.


     The Amendment provides that the capital stock of BANC ONE's
Lexington, Kentucky affiliate, Bank One, Lexington, National
Association, will be transferred after the merger to the corporation resulting from the merger of Liberty and Aaron.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

     The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIBERTY NATIONAL BANCORP, INC.


Date:  May 25, 1994           By  /s/ Kathryn Ross Arterberry
                                  Kathryn Ross Arterberry, General
                                    Counsel and Assistant Secretary

			                        EXHIBIT INDEX


1 First Agreement Amending Merger Agreement, dated as of May 19, 1994, between Liberty National Bancorp, Inc. and Aaron
     Acquisition Corporation, and joined in by BANC ONE
     CORPORATION.

                         EXHIBIT 1


                   FIRST AGREEMENT AMENDING
                        MERGER AGREEMENT


This First Agreement Amending the Merger Agreement between LIBERTY NATIONAL BANCORP, INC. (hereinafter called "LIBERTY") and AARON ACQUISITION CORPORATION (hereinafter called "ACQUISITION CORP.") and joined in by BANC ONE CORPORATION (hereinafter called "BANC ONE") is dated as of May 19, 1994.

                        W I T N E S S E T H

      WHEREAS, the parties hereto have entered into a Merger Agreement dated as of November 2, 1993 (hereinafter called the "Merger Agreement") providing for the merger of ACQUISITION CORP. into LIBERTY and the exchange of shares of BANC ONE Common Stock for the shares of LIBERTY Common Stock;

      WHEREAS, the Merger Agreement provides that prior to the time the merger of ACQUISITION CORP. into LIBERTY becomes effective, BANC ONE will transfer ownership of its subsidiary, Bank One, Lexington, National Association to ACQUISITION CORP.; and

     WHEREAS, the parties have determined that instead of transferring Bank One, Lexington, National Association to
ACQUISITION CORP. prior to said merger it would be appropriate for BANC ONE to transfer ownership of Bank One, Lexington, National
Association to the entity resulting from the merger of ACQUISITION CORP. and LIBERTY following said merger.

                     STATEMENT OF AMENDMENT

     NOW THEREFORE, the parties hereby agree that Section 10(k) of the Merger Agreement shall be and is hereby amended to read in its entirety as follows:

     (k) Immediately following the Merger, and prior to the time the Bank P&A becomes effective pursuant to the Bank P&A Agreement, BANC ONE will transfer direct ownership of the shares of BANK ONE LEXINGTON to the Surviving Corporation. If appropriate and necessary, prior to said transfer of direct ownership of the shares of BANK ONE LEXINGTON, BANC ONE, as the sole shareholder of BANK ONE LEXINGTON, will ratify and confirm the Bank P&A at a meeting of the shareholders of BANK ONE LEXINGTON held for such purpose or by means of a unanimous written consent of BANK ONE LEXINGTON shareholders adopted in lieu of a meeting to approve the Bank P&A and the Bank P&A Agreement.

Except as amended by this Agreement, the Merger Agreement and the exhibits thereto remain in full force and effect without alteration or change. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Merger Agreement.

IN WITNESS WHEREOF, the parties hereto have set their hands on the date and in the year first above written.

                                   BANC ONE CORPORATION

ATTEST:

  /s/ Charles F. Andrews           By:  /s/ Roman J. Gerber
Charles F. Andrews                    Roman J. Gerber
Assistant Secretary                   Executive Vice President


                                   LIBERTY NATIONAL BANCORP, INC.

ATTEST:

  /s/ Kathryn Ross Arterberry      By:  /s/ Malcolm B. Chancey, Jr.
Kathryn Ross Arterberry               Malcolm B. Chancey, Jr.
Assistant Secretary                   Chairman of the Board of
                                      Directors and Chief Executive
                                      Officer

                                   AARON ACQUISITION CORPORATION

ATTEST:

  /s/ Charles F. Andrews           By:  /s/ Roman J. Gerber
Charles F. Andrews                    Roman J. Gerber
Secretary                             Chairman